UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

PAN AMERICAN GOLDFIELDS LTD.
(Exact name of registrant as specified in its charter)

Delaware	000-23561	84-1431797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 – 570 Granville Street Vancouver, BC,		V6C 3P1
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (604) 681-1163

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On July 12, 2013, Allen Sanginés-Krause informed the Board of Directors (the “Board”) of Pan American Goldfields Ltd. (the “Company”) that as a result of other commitments, he could not dedicate the time necessary to serve as the independent Chairman of the Board.  As a result, he would be unable to accept the Board’s appointment to serve as Chairman.  Mr. Sanginés-Krause’s decision was not the result of any disagreement with the Company or the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2013	PAN AMERICAN GOLDFIELDS LTD.

	By:	/s/ Emilio Alvarez
		Name:	Emilio Alvarez
		Title:	Chief Executive Officer